UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2022

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New york	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.       Entry Into a Material Definitive Agreement.

Amendment of EMEA Securitization Facility

As described by Arrow Electronics, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2020, certain subsidiaries of the Company established a multi-jurisdictional asset-backed securitization (such transaction, together with the agreements and the other documents related thereto (as amended or otherwise modified prior to the hereinafter defined EMEA Amendment No. 1), the “Original EMEA Securitization”).

In connection with the Original EMEA Securitization, among other related agreements, and that certain Omnibus Deed of Amendment No. 1 dated December 23, 2021 (the “EMEA Amendment No. 1”) which effectuated certain regulatory updates (the Original EMEA Securitization as amended by EMEA Amendment No. 1, collectively, the “Existing EMEA Securitization”), the parties thereto delivered and entered into (i) a Master Framework Agreement dated as of January 27, 2020, among the Company, Arrow EMEA Funding Corp B.V., a bankruptcy remote special purpose vehicle established in connection with the Original EMEA Securitization, (the “SPV”), Arrow Central Europe GmbH, an indirect wholly owned subsidiary of the Company (the “German Originator”), Arrow Electronics FC B.V., an indirect wholly owned subsidiary of the Company (the “Subordinated Lender”), and Arrow Electronics (UK) Limited, an indirect wholly owned subsidiary of the Company (together with the German Originator, collectively, the “Originators”) (as amended or otherwise modified prior to the hereinafter defined EMEA Amendment No. 2, the “Existing MFA”) and (ii) a Receivables Transfer Agreement dated as of January 27, 2020, among the SPV, as the seller, BNP Paribas, as the administrative agent, purchaser agent, and a committed purchaser, and the Originators, each as an agent servicer and SPV servicer (as amended or otherwise modified prior to the hereinafter defined EMEA Amendment No. 2, the “Existing RTA”).

On September 20, 2022, the Company further amended and otherwise modified the Existing EMEA Securitization, including particularly the Existing MFA and Existing RTA, by entering into (i) an Omnibus Deed of Amendment No. 2 together with the SPV, the Originators, the Company, the Subordinated Lender, the administrative agent, the purchaser agent, the paying agent, the security trustee, and certain credit providers (“EMEA Amendment No. 2”, and the Existing EMEA Securitization as amended or otherwise modified by EMEA Amendment No. 2, the “EMEA Securitization”); and (ii) certain other related agreements (together with EMEA Amendment No. 2, the “EMEA Amendment No. 2 Documents”).

After giving effect to the EMEA Amendment No. 2 Documents, the Existing MFA and Existing RTA have been modified such that (i) the available commitment of the Existing EMEA Securitization has increased from €400 million to €600 million; (ii) the EMEA Securitization may satisfy the criteria for a simple, transparent and standardized (STS) securitization under European securitization regulations; (iii) the scheduled maturity of the Existing EMEA Securitization has been extended from January 27, 2023, to December 15, 2025; and (iv) certain other regulatory updates have been made.

The foregoing description of EMEA Amendment No. 2 does not purport to be complete, and is qualified in its entirety by reference to the full consolidated text of the omnibus deeds of amendment and the respective annexes thereto, which is filed in consolidated form as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment of U.S. Securitization Facility

On September 20, 2022, the Company entered into Amendment No. 34 (the “U.S. Securitization Amendment”) to that certain Transfer and Administration Agreement dated as of March 21, 2001, by and among the parties from time to time party thereto, which governs the Company’s existing domestic accounts-receivables securitization facility (as amended or otherwise modified prior to the U.S. Securitization Amendment, the “Existing U.S. Securitization Facility”, and the Existing U.S. Securitization Facility as amended by the U.S. Securitization Amendment, the “U.S. Securitization Facility”). Pursuant to the U.S. Securitization Amendment, (i) the size of the Existing U.S. Securitization Facility was increased from $1,250,000,000 to $1,500,000,000; (ii) the maturity of the Existing U.S. Securitization Facility was extended from March 15, 2024, to September 20, 2025; and (iii) the parties made certain regulatory updates to the Existing U.S. Securitization Facility. The following banks are participating in the U.S. Securitization Facility: Bank of America, Mizuho, PNC, Wells Fargo, Sumitomo Mitsui Banking Corporation, and Truist Bank.

The foregoing description of the U.S. Securitization Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the U.S. Securitization Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are incorporated herein by reference in their entirety.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Omnibus Deeds of Amendment (dated December 23, 2021 and September 20, 2022), by and among Arrow EMEA Funding Corp B.V., as the SPV; BNP Paribas, as administrative agent, a purchaser agent and as a committed purchaser; Matchpoint Finance PLC, as a conduit purchaser; ING Belgium S.A./N.V., as a purchaser agent; Mont Blanc Capital Corp, as a committed purchaser and conduit purchaser; Arrow Electronics (UK) Limited, as agent servicer, an SPV servicer and an originator; Arrow Central Europe GMBH, as an agent servicer, an SPV servicer and an originator; Arrow Electronics Inc.; Arrow Electronics FC B.V., as subordinated lender; U.S. Bank Trustees Limited, as security trustee; and Elavon Financial Services DAC, as paying agent, together with the Annexes thereto.

10.2	Amendment No. 34, dated as of September 20, 2022, to the Transfer and Administration Agreement dated March 21, 2001.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: September 22, 2022	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal Officer and Secretary